UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

ALLIED NEVADA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33119	20-5597115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 30, 2007, Vista Gold Corp. (“Vista”), which currently owns 100% of the common stock of registrant Allied Nevada Gold Corp. (“Allied Nevada”), issued a press release announcing that the Securities and Exchange Commission has completed the review process with respect to the registration of Allied Nevada common stock as a class under the Securities Exchange Act of 1934, and that the previously announced arrangement involving Vista, Allied Nevada, and Carl and Janet Pescio, is expected to close on May 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED NEVADA GOLD CORP.

By: /s/ Scott A. Caldwell

        Scott A. Caldwell

        President and Chief Executive Officer

Date: May 1, 2007